UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55903	82-4270040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 NW 109th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 633-5565

(Former name or former address, if changed since last report.)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

Blue Star Foods Corp. determined that its sale of 83,750 shares, on July 8, 2021, did not require the filing of a Current Report on Form 8-K. Therefore, the date of this Current Report on Form 8-K is July 14, 2021, the date 129,750 additional shares were sold by the company.

Item 1.01	Entry into a Material Definitive Agreement.

On July 8, 2021, Blue Star Foods Corp., a Delaware corporation (the “Company”), entered into subscription agreements (“Subscription Agreements”) with certain purchasers (the “July 8th Purchasers”), pursuant to which the Company sold the July 8th Purchasers an aggregate of 83,750 shares (the “July 8th Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $2.00 per Share (the “Purchase Price”), for gross proceeds to the Company of $167,500.

On July 14, 2021, the Company entered into Subscription Agreements with certain additional Purchasers (the “July 14th Purchasers” and, together with the July 8th Purchasers, the “Purchasers”), pursuant to which the Company sold the July 14th Purchasers an aggregate of 129,750 shares (the “July 14th Shares” and, together with the July 8th Shares, the “Shares”) of Common Stock at the Purchase Price, for gross proceeds to the Company of $259,500.

All of the Purchasers were “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to utilize the net proceeds from the sales of the Shares for the acquisition of a land-based salmon farm, to purchase more crabmeat, to repay certain of the Company’s debt, and for working capital and general corporate purposes.

In connection with the purchase of the Shares by the Purchasers, the Company issued each Purchaser warrants (“Warrants”) to purchase additional shares of the Company’s Common Stock (the “Warrant Shares”) equal to the number of Shares purchased by such Purchaser, at an exercise price of $2.00 per share. As a result, the Company issued Warrants to purchase an aggregate of 213,500 Warrant Shares to the Purchasers. The Warrants are exercisable for cash only, for a term of three years from the date of issuance. The number of Warrant Shares to be deliverable upon exercise of the Warrants is subject to adjustment for subdivision or consolidation of shares and other standard dilutive events.

Pursuant to the Subscription Agreements, the Company granted the Purchasers piggyback registration rights with respect to Shares and Warrant Shares (the “Registrable Securities”), requiring the Company to register the Registrable Securities in any registration statement filed by the Company within two years from the date of the issuance of the Registrable Securities to the Purchasers, subject to certain limitations.

The foregoing descriptions of the Subscription Agreement and the Warrant are not complete and are qualified in their entirety by reference to the full text of the forms of the Subscription Agreement and the Warrant, copies of which are filed herewith as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuances of the Shares and Warrants were, and, upon exercise of the Warrants, the issuances of the Warrants Shares will be, exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under of the Securities Act, as transactions by an issuer not involving any public offering. At the time of their issuance, the Shares and the Warrants were deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 19, 2021, the Company’s board of directors (the “Board”) established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by the Board.

Audit Committee

The Audit Committee is responsible for assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements and the independent auditors’ qualifications and independence.

The initial members of the Audit Committee are Jeffrey Guzy, as Chairman, Trond Ringstad and Timothy McLellan. The Board has determined that all of the members of the Audit Committee are “independent,” as defined under the rules of the Nasdaq Capital Market. In addition, all members of the Audit Committee meet the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Further, all members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the Nasdaq Capital Market. The Board has determined that Jeffrey Guzy is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

A current copy of the Audit Committee’s charter is available on the Company’s website at www.bluestarfoods.com.

Compensation Committee

The Compensation Committee is responsible for the approval and implementation of the executive compensation for officers and other key executives of the Company.

The initial members of the Compensation Committee are Jeffrey Guzy, as Chairman, Trond Ringstad and Timothy McLellan. The Board has determined that each of the members of the Compensation Committee are “independent,” as defined under the rules of the Nasdaq Capital Market.

A current copy of the Compensation Committee’s charter is available on the Company’s website at www.bluestarfoods.com.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee is responsible for, among other things, identifying qualified board candidates and nominees, and corporate officers of the Company and other matters with respect to governance of the Company.

The initial members of the Nominating and Corporate Governance Committee are Jeffrey Guzy, as Chairman, Trond Ringstad and Timothy McLellan. The Board has determined that each of the members of the Nominating and Corporate Governance Committee are “independent,” as defined under the rules of the Nasdaq Capital Market.

A current copy of the Nominating and Corporate Governance Committee’s charter is available on the Company’s website at www.bluestarfoods.com.

Item 8.01	Other Events.

On July 19, 2021, the Company adopted a Code of Business Conduct and Ethics (“Code of Ethics”) for its directors, executive officers and employees that complies with the regulations of the SEC. The Code of Ethics is available on the Company’s website at www.bluestarfoods.com and is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Warrant (Filed with the SEC on June 23, 2021, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated June 17, 2021, which exhibit is incorporated herein by reference)

10.1	Form of Subscription Agreement (Filed with the SEC on June 23, 2021, as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated June 17, 2021, which exhibit is incorporated herein by reference)

14.1	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE STAR FOODS CORP.

Date: July 19, 2021	By:	/s/ John Keeler
	Name:	John Keeler
	Title:	Executive Chairman and Chief Executive Officer